UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 30, 2004
                                                       -----------------

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-50587                                   13-4005439
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      (Commission File Number)                (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                       10604
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.
                  ------------

On November 30, 2004 National Patent Development Corporation issued a press release announcing that, General Physics Corporation, a wholly-owned subsidiary of GP Strategies Corporation has received a final award of approximately $18 million in its arbitration against Electronic Data Systems Corporation relating to General Physics' 1998 acquisition of Learning Technologies. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

     (c) Exhibits.

         99.1 Press release of National Patent Development Corporation dated November 30, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL PATENT DEVELOPMENT
                                           CORPORATION



Date: November 30, 2004                    BY:   Jerome I. Feldman
                                                 Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit No.                                Description

99.1 Press release of National Patent Development Corporation dated November 30, 2004

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